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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated October 6, 1998 included in this Form 8-K, into Bright Horizons Family Solutions, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-60023).




                                               /s/ Arthur Andersen LLP


Nashville, Tennessee
October 6, 1998